SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 28, 2006

                    RESIDENTIAL ASSET SECURITIES CORPORATION,
                  on behalf of the RASC Series 2006-EMX8 Trust
             (Exact name of registrant as specified in its charter)


          Delaware                 333-131209-11               51-0362653
  (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN            55437
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8. Other Events.

The original Form 8-K, filed on October 13, 2006, is hereby amended by this Form 8-K/A to replace the Pooling and Servicing Agreement dated as of September 1, 2006, between Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and U.S. Bank, National Association, as trustee, previously filed with respect to Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX8.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (D). EXHIBITS.


        (d) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

               10.1 Pooling and Servicing Agreement, dated as of September 1, 2006 among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

               10.2 Assignment and Assumption Agreement, dated as of September 28, 2006, between Residential Funding Corporation and Residential Asset Securities Corporation (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on October 13,
                          2006).

               10.3 Confirmation, dated as of September 28, 2006, between U.S. Bank National Association, as trustee on behalf of the RASC Series 2006-EMX8 Trust and Barclays Bank PLC (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the
                          Securities  and  Exchange  Commission  on October  13,
                          2006).

               99.1 Mortgage Loan Schedule (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the
                          Issuing Entity with the Securities and Exchange Commission on October 13, 2006).



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ASSET SECURITIES CORPORATION


                                      By: /s/Tim Jacobson
                                      Name:  Tim Jacobson
                                      Title: Vice President


Dated:  October 18, 2006

                                  Exhibit Index


Exhibit No.                  Description

   10.1 Pooling and Servicing Agreement, dated as of September 1, 2006 among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

   10.2 Assignment and Assumption Agreement, dated as of September 28, 2006, between Residential Funding Corporation and Residential Asset Securities Corporation (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on October 13, 2006).

   10.3               Confirmation, dated as of September 28, 2006, between U.S.
                      Bank  National  Association,  as  trustee on behalf of the
                      RASC Series 2006-EMX8 Trust and Barclays Bank PLC (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on October 13, 2006).

   99.1 Mortgage Loan Schedule (incorporated by reference to the exhibit with the same numerical designation included in the Report on Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on October 13,
                      2006).